Incentive Life Plus(TM) (94-300)
Survivorship 2000(TM) (92-500)                     Issued by
                                                   EQUITABLE VARIABLE
                                                   LIFE INSURANCE COMPANY




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Incentive Life Plus prospectuses dated September 15, 1995 and May 1, 1995, and the Survivorship 2000 prospectus dated May 1, 1995. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-515
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

Incentive Life Plus(TM) (94-300)
Champion 2000(TM)(90-400)                           Issued by
Incentive Life 2000(TM)(90-300)                     EQUITABLE VARIABLE
Survivorship 2000(TM)(92-500)                       LIFE INSURANCE COMPANY
Incentive Life(TM)(85-300 & 88-300)
SP-Flex(TM)(87-500)
The Champion(TM)(85-11)
SP-1(TM)(85-09)
Basic Policy(TM)(85-01)
Expanded Policy(TM)(85-02)




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Prospectus you received for your variable life insurance policy, as previously supplemented. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-516
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED APRIL 1, 1996

                                       TO

                         INCENTIVE LIFE PLUS PROSPECTUS
                            DATED SEPTEMBER 15, 1995

This supplement modifies certain information in the Prospectus dated September 15, 1995 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable Variable. Terms used in this Supplement have the same meanings as in the Prospectus.

Subject to the conditions discussed below, Equitable Variable will offer an Endorsement to the Incentive Life Plus policy that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period (the "Endorsement").

Under Equitable Variable's current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different insured person;

o the persons proposed to be insured are deemed by us to be highly compensated individuals;

o the policies must have an average Face Amount of at least $500,000;

o the initial premium under each of the policies must be remitted to Equitable Variable by the employer;

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000; and

o the policyowner is a corporation, partnership, association or other similar entity.

The Endorsement operates to reduce the difference between premiums paid and Cash Surrender Value upon surrender in the early policy years, which, in turn, is expected to reduce any charge against the employers' earnings when a policy is accounted for under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement reduces the difference between premiums paid and Cash Surrender Value by refunding all or a portion of the deductions from premiums (charge for applicable taxes and Premium Sales Charge), and waiving all or a portion of the Surrender Charges if the policy is surrendered in the early policy years. The percentage of charges refunded or waived under the Endorsement are as follows:

    SURRENDER IN             PERCENT OF PREMIUM           PERCENT OF SURRENDER
    POLICY YEAR              DEDUCTIONS REFUNDED             CHARGES WAIVED
  -----------------        ------------------------      -----------------------
     1                              100%                           100%
     2                               67%                            80%
     3                               33%                            60%
     4                                0%                            40%
     5                                0%                            20%
     6 and later                      0%                             0%

For example, if a policy subject to the Endorsement were surrendered in the first policy year, Equitable Variable would refund 100% of the charges that had been deducted for premium tax and the Premium Sales Charge, and would waive 100% of the Administrative Surrender Charge and the Premium Surrender Charge otherwise payable at that time. Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior premium deductions and the full amount of the Surrender Charges payable under the policy will be assessed upon surrender.

The Endorsement only operates if the policy is surrendered in full. There is no waiver of the Surrender Charges or refund of premium deductions if the policy terminates or if the Face Amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals.

The Endorsement does not affect the calculation of Cash Surrender Value or Net Cash Surrender Value for purposes of determining limitations on loans and partial withdrawals, or for determining whether a policy will terminate. See BORROWING FROM YOUR POLICY ACCOUNT, PARTIAL WITHDRAWALS and YOUR POLICY CAN TERMINATE in the Prospectus. We will not approve Face Amount increases while the Endorsement is in effect.



VM 518

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED APRIL 1, 1996

                                       TO

                         INCENTIVE LIFE PLUS PROSPECTUS
                            DATED SEPTEMBER 15, 1995

This supplement modifies certain information in the Prospectus, dated September 15, 1995 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable Variable. Subject to the rules discussed below, Equitable Variable will offer a modified version of its Incentive Life Plus policy (the "Incentive Life COLI Policy") to qualified offerees. This supplement describes the material differences between the Incentive Life COLI Policy and the Incentive Life Plus policy described in the Prospectus and is for use only in connection with offers of the Incentive Life COLI Policy. Capitalized terms used in this Supplement have the same meanings as in the Prospectus.

Under Equitable Variable's current rules, the Incentive Life COLI Policy will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different eligible insured person;

o the persons proposed to be insured under the policies are deemed by us to be highly compensated individuals;

o the minimum initial premium under each of the policies must be remitted to Equitable Variable by the employer;

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000;

o the policyowner is a corporation, partnership, association or other similar entity; and

o certain undertakings, which may be required by Equitable Variable in certain situations, have been submitted to Equitable Variable.

Set forth below are modifications to the discussion in the Prospectus which are appropriate with respect to the Incentive Life COLI Policy.

MINIMUM FACE AMOUNT. The minimum Face Amount for the Incentive Life COLI Policy is $100,000.

CHANGES IN INSURANCE PROTECTION. There are no face amount increases under the Incentive Life COLI Policy.

DEDUCTIONS AND CHARGES.

Additional Benefits. The additional benefits (certain extra charge, optional benefits) described in the Incentive Life Plus prospectus on page 11 are not available under the Incentive Life COLI Policy.

Deductions From Premium. Rather than deducting the Premium Sales Charge from premiums, Equitable Variable will deduct the charge from the Policy Account at the beginning of each policy month during the first ten policy years. The amount deducted will be 1/2% of one "sales load target premium." The total amount deducted, however, will not exceed 6% of cumulative premiums actually paid to the date of deduction. The sales load target premium varies by issue age, sex and tobacco user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges.

Charges Against the Separate Account. There are no charges assessed against the Separate Account under the Incentive Life COLI Policy, but a mortality and expense risk charge is deducted from the Policy Account each month at a current annual rate of .60% of the unloaned Policy Account value. The annual guaranteed maximum rate is .90%.

Current cost of Insurance rates during the first two policy years are generally lower than the current cost of insurance rates for the Incentive Life Plus policy. This relationship between the cost of insurance rates of the two policies is not guaranteed.

The reduction in the current cost of insurance charge that begins in the tenth policy year will grade up to an annual rate of .60% in the twenty-fifth policy year and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed.

Surrender Charges. There is no Administrative Surrender Charge.

Subject to a maximum described below, the Premium Surrender Charge is equal to 24% of premiums paid in the first policy year, up to one surrender charge target premium, and 3% of additional premiums paid through the fifteenth policy year. In each of the first five policy years, the Premium Surrender Charge is reduced by a percentage equal to: 100% in the first policy year; 80% in the second policy year; 60% in the third policy year; 40% in the fourth policy year; and 20% in the fifth policy year. There is no Premium Surrender Charge after the fifteenth policy year. The surrender charge target premium is less than or equal to the SEC Guideline Annual Premium associated with this policy. The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

We guarantee that the maximum Premium Surrender Charge will never be greater than 66% of one target premium. Before the sixth policy year, the 66% maximum is reduced by the same percentages described above. After the ninth policy year, the 66% maximum begins to decrease by 11% per year on a monthly basis, until it reaches zero at the end of the fifteenth policy year. Target premiums are actuarially determined based on the age of the insured person and the Face Amount of the policy.


VM 519